UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459
                                  ----------

                          TEMPLETON GLOBAL INCOME FUND
                     ----------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         --------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period:  8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT

                                   (GRAPHIC)

                                                                    FIXED INCOME

                          TEMPLETON GLOBAL INCOME FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

ANNUAL REPORT
Templeton Global Income Fund .............................................    1
Performance Summary ......................................................    8
Important Notice to Shareholders .........................................    9
Financial Highlights and Statement of Investments ........................   12
Financial Statements .....................................................   26
Notes to Financial Statements ............................................   29
Report of Independent Registered Public Accounting Firm ..................   38
Tax Designation ..........................................................   39
Annual Meeting of Shareholders ...........................................   41
Dividend Reinvestment and Cash Purchase Plan .............................   42
Board Members and Officers ...............................................   45
Shareholder Information ..................................................   50

Annual Report

Templeton Global Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Global Income Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                  (PIE CHART)

Bonds.......................................   90.3%
Municipal Bonds.............................    5.4%
Short-Term Investments & Other Net Assets...    4.3%

Dear Shareholder:

We are pleased to bring you Templeton Global Income Fund's annual report for the fiscal year ended August 31, 2009.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                               Annual Report | 1

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 8/31/09

                                  (BAR CHART)

Asia Pacific           35.7%
Americas               29.6%
Other Europe           21.0%
Middle East & Africa    4.8%
Supranationals*         4.3%
EMU**                   3.1%
Other Net Assets        1.5%

* The Fund's supranational investments were denominated in the Mexican peso, Norwegian krone, New Zealand dollar and U.S. dollar.

**   The Fund's EMU investment was in France.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Income Fund had cumulative total returns of +20.48% based on market price and +17.55% based on net asset value. The Fund outperformed the J.P. Morgan (JPM) Global Government Bond Index
(GGBI), which had cumulative total returns of +6.81% in local currency terms and +10.39% in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

The year under review consisted of two distinct halves. In the first half, the U.S. recession spread throughout the world as the financial crisis intensified, with economic activity and security prices falling sharply. Frozen credit markets and depressed consumer sentiment levels caused a steep drop in economic activity despite policymakers' best efforts. In addition to continued global interest rate easing, the U.S., eurozone and the U.K. implemented quantitative and credit easing policies, and governments worldwide boosted fiscal stimuli to counter the deepening global recession. Partially as a result of this coordinated global response, investor confidence began to improve in March, which gradually benefited economic activity through the increased flow of credit, especially in interbank lending and trade financing. Strong economic activity in China, the unfreezing of credit markets and the G20 meeting in April also gave investors confidence.(2) The turnaround led to a more favorable outlook that benefited the global economy through a shift in the inventory adjustment cycle and better corporate bond and equity market performance. Many investors appeared to believe the worst of the financial crisis was over, and by the end of the period there was substantial evidence that an economic recovery was under way. Greater risk appetite in the second half of the year benefited currency and developing bond markets as investors' outlook on the economy improved. Although financial markets and economic activity improved significantly from their very low levels, relative to the prior year, economic activity remained weak as deleveraging continued, global trade contracted and unemployment rose.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The JPM GGBI tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

(2.) The G20 is an informal forum that promotes open and constructive discussion between industrial and emerging market countries on key issues related to global economic stability. It is made up of the finance ministers and central bank governors of 19 countries and the European Union.


                               2 | Annual Report

Inflation fell during the period as weak global growth led to lower prices for commodities, and slackening labor and capital markets pushed most other prices down gradually. Monetary easing in the eurozone continued, although at a slower pace than many economists would have preferred, given the recession's depth and lesser fiscal policy action compared with those of the U.S. In the first half of 2009 compared with the first half of 2008 (year-over-year), the eurozone's gross domestic product (GDP) contracted 4.8%, which was greater than the U.S. economy's 3.7% contraction.(3) Outside the eurozone, the economic slowdown was more severe in many emerging European countries. Central and eastern Europe was one of the regions most damaged by the financial crisis as it exposed those countries' external imbalances characterized by large foreign borrowing to finance substantial current account deficits. Several countries including Ukraine, Hungary and Latvia sought help from the International Monetary Fund
(IMF). Even Poland, which was in a comparatively strong position relative to its regional peers, took advantage of the IMF's new, prequalified loan facility, though it did not draw on these resources.

In Asia, growth differed significantly between large economies with higher domestic demand and small economies more dependent on exports. The large economies, particularly China, India and Indonesia, were more resistant to the global recession as aggressive fiscal and monetary responses outweighed declining exports. Within these three countries, domestic demand was resilient and accounts for a bigger share of these economies. In contrast, the smaller economies suffered quick, severe downturns as their reliance on demand for exports made them very vulnerable to the global downturn. Exemplifying this dependence, production dropped more than export demand, allowing inventories to fall to levels more in line with reduced global consumption. However, even some of these very badly affected economies showed signs of improvement toward period-end. On the other hand, the Japanese economy was the weakest among the large, developed economies. GDP contracted an average of 6.5% year-over-year during the past three quarters due to subdued consumption, weak external demand and lackluster government spending.(4) Japan's trade balance worsened as the global recession and difficulties in obtaining credit negatively impacted machinery exports, an important sector for the economy.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks.

(3.) Source: Eurostat.

(4.) Source: Economic and Social Research Institute.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.


                               Annual Report | 3

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

WHAT IS A CARRY TRADE?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates.

MANAGER'S DISCUSSION

The Fund's total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

INTEREST RATE STRATEGY

The Fund added duration exposure early in the period in countries where yields lagged the rally in developed government bond markets. Although deteriorating growth outlooks caused U.S. and eurozone treasuries to rally, delayed central bank rate cuts and investor risk aversion kept yields higher in developing government bond markets. In our view, this created an opportunity for the Fund to benefit if developing countries lowered interest rates similar to developed markets later in the period. Overall, the Fund's interest rate exposure was marginally positive for relative performance as the negative effect from being underweighted in U.K. and eurozone bonds was outweighed by select duration positioning. Among key interest rate positions that benefited performance, South Korea and Indonesia stood out in Asia as our large positions benefited from central bank easing. Another similar example was Chile where policymakers made aggressive interest rate cuts to counteract the severe decline in economic activity, which benefited the Fund's duration exposure. The Fund marginally benefited from its underweighted U.S. Treasury allocation as yields rose toward the end of the Fund's fiscal year after an initial rally. Toward period-end, the Fund reduced duration exposure in select economies where yields fell to historically low levels.

CURRENCY STRATEGY

The Fund's diversified currency exposure benefited relative performance. Currency markets performed very differently between the first and second halves of the year. Deleveraging, hedging currency risk and risk aversion led the U.S. dollar to strengthen against most currencies during the beginning of the year, but in the second half it lost those gains. For the period as a whole, the trade-weighted dollar rose 4.35% despite falling 10.23% from its peak in early March.(5) Weak U.S. domestic demand helped the current account deficit moderate during the year. This was enhanced by better terms of trade due to the significant drop in commodity prices. Despite this improvement, the dollar remained weak as investors focused on challenges the economy would likely face in financing the growing fiscal deficit, the weaker outlook for growth and loose monetary policy. Outside the U.S., the Fund benefited from exposure to the Mexican peso. The contrast between the first and second halves of the year was evident in the behavior of the peso. It fell 33.13% against the dollar to reach its all-time low.(6) However, the Fund's

(5.) Source: Federal Reserve H10 Report.

(6.) Source: IDC/Exshare.


                               4 | Annual Report
local market bond position was hedged during the period and so the poor performance did not adversely affect the Fund. As this occurred, and the peso was trading at distressed levels, we unhedged the bond position. Although the Mexican economy faced significant challenges, we viewed valuations at the height of the crisis as reflecting a more dire outlook than we believed would likely unfold. The Fund benefited from its focus on underlying fundamentals as the Mexican peso appreciated 13.2% during the second half of the year.(6)

Among Asian currencies, the Fund benefited from its overweighted exposures to the Indonesian rupiah and the South Korean won. We added to both positions significantly following a sell-off that occurred early in the year and therefore benefited significantly as these currencies appreciated 18.9% and 22.8% in the second half of the year.(6) Although the Japanese yen was one of the Fund's largest currency exposures, our underweighted exposure to the yen detracted from relative performance, as it was one of the few currencies that appreciated strongly against the dollar for the period as a whole. Once again, differences between the first and second halves of the year were evident as the Fund held a large exposure to the yen that helped absolute performance throughout the first half of the year, benefiting from the rise in risk aversion as carry trades unwound and domestic investors repatriated international investments. However, in the second half of the year, we became wary of the yen's more expensive valuation as the economic outlook for Japan remained quite challenging. We reduced our exposure and even put on a net negative position at the very end of the period as a way to hedge against the risk of rising yields in the U.S. since such an increase would likely cause the interest rate differential to shift in the U.S.'s favor, which historically has a high correlation with the dollar strengthening against the yen. The Fund's underweighted New Zealand dollar and Singapore dollar exposures also detracted from relative performance while the Fund's Chinese yuan position helped the Fund. The net negative positions in the New Zealand and Singapore dollars were added because of expensive valuations relative to underlying fundamentals and as a hedge for the broader portfolio against a possible return of risk aversion. We continued to find several of the region's currencies attractive as relative growth and healthier fiscal and external balances should benefit them relative to the currencies of the leveraged developed world.

The euro ended the period close to the level where it began, depreciating 2.5% for the 12 months under review.(6) However, it was still one of the largest contributors to the Fund's relative performance because we positioned the Fund correctly for the weakness in the first half of the year followed by strength in the second. The Fund started its fiscal year very underweighted in the euro and

CURRENCY BREAKDOWN
8/31/09

                       % OF TOTAL
                       NET ASSETS
                       ----------
AMERICAS                  63.1%
U.S. Dollar               45.5%
Brazilian Real             8.4%
Chilean Peso               4.9%
Peruvian Nuevo Sol         3.5%
Mexican Peso               0.8%

ASIA PACIFIC              24.6%
Malaysian Ringgit         15.1%
South Korean Won          13.2%
Indian Rupee              12.8%
Chinese Yuan               8.9%
Australian Dollar          2.9%
Sri Lankan Rupee           2.0%
Indonesian Rupiah          0.9%
Kazakhstani Tenge          0.4%
Vietnamese Dong            0.2%
Japanese Yen*             -5.8%
New Zealand Dollar*      -11.9%
Singaporean Dollar*      -14.1%

EUROPE                    11.3%
Swedish Krona             11.2%
Polish Zloty               8.6%
Norwegian Krone            2.9%
Russian Ruble              1.9%
Swiss Franc                0.3%
Euro*                    -13.6%

MIDDLE EAST & AFRICA       1.0%
Israeli New Shekel         0.9%
Egyptian Pound             0.1%

* Holding is a negative percentage because of the Fund's holdings of forward currency exchange contracts.


                                Annual Report | 5
benefited from the currency's continued fall from its all-time high in April 2008. However, we significantly reduced our net negative position toward the middle of the period when we viewed the euro as being at fair value against the dollar. We continued to prefer exposure to non-euro European currencies given what we believed were better valuations and better growth dynamics. However, the Swedish krona and Norwegian krone fell 9.6% and 9.8% against the U.S. dollar over the period and detracted from relative performance.(6) The Fund's overweighted exposure to the Egyptian pound and underweighted allocation to the British pound benefited relative performance, while the Fund's exposure to the Russian ruble detracted after the currency was allowed to weaken against its dual currency basket (45% euros and 55% U.S. dollars).

GLOBAL SOVEREIGN DEBT AND CREDIT STRATEGY

The Fund purchased investment-grade and lower-rated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Improved risk appetite benefited high yield products during the second half of the period, particularly sovereign bonds, following the G20 summit in April 2009. It was decided at the summit that the IMF would receive additional resources, and the IMF eased conditions to help countries in need of balance of payments support or access to liquidity. U.S. dollar-denominated emerging market debt posted a +5.37% total return during the period as measured by the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), but the Fund's return was even stronger as it added exposure to sovereign bonds following the initial sell-off.(7) The index fell 28.83% from the beginning of the period to its low in late October, and rose 48.05% from that point to the end of the period.(7) Our analysis indicated that sovereign spreads were at distressed levels, reflecting a higher probability of default than we thought was appropriate. In our opinion, most emerging market sovereign bonds were in much better positions than in previous crises and unlikely to suffer to the same extent as they have in the past. Despite these fundamentals, forced and panicked selling hit sovereign bonds, and so we sought to capitalize on this market inefficiency by adding exposure. Sovereign interest rate credit spreads fell 325 basis points from their peak in mid-March as most emerging economies were fairly well positioned entering the crisis.(8) Regionally, Latin American sovereign debt had a +2.19% total return, Asian debt a +11.77% total return and central and eastern European debt a +5.70% total return.(7)

(7.) Source: (C) 2009 Morningstar. The JPM EMBIG tracks total returns for U.S.
     dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local and regional bond market returns are based on subindexes of the JPM EMBIG.

(8.) Source: J.P. Morgan.


                                6 | Annual Report

Thank you for your continued participation in Templeton Global Income Fund. We look forward to serving your future investment needs.

Sincerely,

(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.
Portfolio Manager
Templeton Global Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

SYMBOL: GIM                                CHANGE   8/31/09   8/31/08
-----------                                ------   -------   -------
Net Asset Value (NAV)                      +$0.03    $8.84     $8.81
Market Price (NYSE)                        +$0.18    $9.15     $8.97
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $1.3427

PERFORMANCE

                                        1-YEAR   5-YEAR   10-YEAR
                                        ------   ------   -------
Cumulative Total Return(1)
   Based on change in NAV(2)            +17.55%  +71.49%  +188.04%
   Based on change in market price(3)   +20.48%  +84.60%  +256.51%
Average Annual Total Return(1)
   Based on change in NAV(2)            +17.55%  +11.39%   +11.16%
   Based on change in market price(3)   +20.48%  +13.05%   +13.55%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

CHANGES IN INTEREST RATES WILL AFFECT THE VALUE OF THE FUND'S PORTFOLIO AND ITS SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTERESTS RATES, THE FUND'S SHARE PRICE MAY DECLINE. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1.) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

(2.) Assumes reinvestment of distributions based on net asset value.

(3.) Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.


                                8 | Annual Report

Important Notice to Shareholders

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.

OPTIONS ON SWAP AGREEMENTS (SWAPTIONS)

Generally, the Fund may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions, although currently the Fund only intends to purchase options on interest rate swaps. The Fund may buy options on interest rate swaps to help hedge the Fund's risk of potentially rising interest rates. A swaption is an over-the-counter (OTC) option that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer.

The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund's purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.


                                Annual Report | 9

CREDIT LINKED NOTES (CLNS)

In trying to achieve its investment goals, the Fund may invest in CLNs. A typical CLN is set-up as a pass-through note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity. CLNs are generally considered to be liquid instruments; however, the liquidity of the CLN may be impacted by the liquidity of the underlying reference asset.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the manager believes is fair.

DIVIDEND AND MUNICIPAL SECURITIES INVESTMENT POLICY

The Fund may invest up to 10% of its assets in municipal securities when the investment manager believes it is advisable to do so. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the principal) at maturity. Municipal securities generally pay interest free from federal income tax.


                               10 | Annual Report

Investing in municipal securities involves risks, such as the issuer's inability to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance. In addition, these securities can be impacted by events in the states and territories that issue them, which may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to the state's municipal issuers.


                               Annual Report | 11

Templeton Global Income Fund

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED AUGUST 31,
                                                     --------------------------------------------------------------
                                                        2009         2008         2007         2006         2005
                                                     ----------   ----------   ----------   ----------   ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $     8.81   $     8.95   $     8.93   $     9.02   $     8.77
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations:
   Net investment income(a) ......................         0.46         0.44         0.40         0.37         0.39
   Net realized and unrealized gains (losses) ....         0.91         0.49         0.52         0.33         0.49
                                                     ----------   ----------   ----------   ----------   ----------
Total from investment operations .................         1.37         0.93         0.92         0.70         0.88
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions from net investment income
   and net foreign currency gains ................        (1.34)       (1.07)       (0.90)       (0.79)       (0.63)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, end of year .....................   $     8.84   $     8.81   $     8.95   $     8.93   $     9.02
                                                     ==========   ==========   ==========   ==========   ==========
Market value, end of year(b) .....................   $     9.15   $     8.97   $     9.01   $     9.15   $     8.85
                                                     ==========   ==========   ==========   ==========   ==========
Total return (based on market value per share) ...        20.48%       12.25%        8.63%       13.39%       10.61%
RATIOS TO AVERAGE NET ASSETS
Expenses(c) ......................................         0.74%        0.74%        0.75%        0.80%        0.76%
Net investment income ............................         5.52%        4.82%        4.45%        4.16%        4.22%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $1,160,282   $1,155,981   $1,170,414   $1,161,850   $1,172,240
Portfolio turnover rate ..........................        57.11%       64.44%       49.24%       49.20%       41.81%

(a)  Based on average daily shares outstanding.

(b)  Based on the last sale on the New York Stock Exchange.

(c)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               12 | Annual Report

Templeton Global Income Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        ----------------------   --------------
       BONDS 90.3%
       ARGENTINA 2.2%
(b, c) Government of Argentina, senior bond, FRN, 0.943%, 8/03/12 ...        98,977,000          $   25,931,974
                                                                                                 --------------
       AUSTRALIA 7.4%
       New South Wales Treasury Corp., senior note, 5.50%, 3/01/17 ..        36,971,000    AUD       30,350,905
       Queensland Treasury Corp.,
          13, 6.00%, 8/14/13 ........................................        38,901,000    AUD       33,311,529
          17, 6.00%, 9/14/17 ........................................        12,395,000    AUD       10,476,022
   (d) 144A, 7.125%, 9/18/17 ........................................        16,480,000    NZD       11,669,357
                                                                                                 --------------
                                                                                                     85,807,813
                                                                                                 --------------
       BRAZIL 7.5%
       Nota Do Tesouro Nacional,
          9.609%, 1/01/12 ...........................................            23,075(e) BRL       11,973,792
          9.609%, 1/01/14 ...........................................            15,000(e) BRL        7,398,558
          9.609%, 1/01/17 ...........................................            54,900(e) BRL       25,412,950
   (f) Index Linked, 6.00%, 5/15/15 .................................            20,140(e) BRL       19,397,046
   (f) Index Linked, 6.00%, 5/15/45 .................................            23,625(e) BRL       22,241,302
                                                                                                 --------------
                                                                                                     86,423,648
                                                                                                 --------------
       CANADA 1.4%
       Province of Manitoba, 6.375%, 9/01/15 ........................        14,800,000    NZD       10,063,313
       Province of Ontario, 6.25%, 6/16/15 ..........................         8,460,000    NZD        5,821,333
                                                                                                 --------------
                                                                                                     15,884,646
                                                                                                 --------------
       FRANCE 3.1%
       Government of France, 4.00%, 4/25/18 .........................        23,500,000    EUR       35,350,377
                                                                                                 --------------
       HUNGARY 2.4%
       Government of Hungary,
          3.50%, 7/18/16 ............................................           905,000    EUR        1,133,768
          4.375%, 7/04/17 ...........................................         4,435,000    EUR        5,726,320
          5.75%, 6/11/18 ............................................        12,690,000    EUR       18,035,718
          senior note, 3.875%, 2/24/20 ..............................         2,700,000    EUR        3,147,327
                                                                                                 --------------
                                                                                                     28,043,133
                                                                                                 --------------
       INDONESIA 9.8%
       Government of Indonesia,
          FR19, 14.25%, 6/15/13 .....................................    84,050,000,000    IDR        9,609,882
          FR20, 14.275%, 12/15/13 ...................................    81,836,000,000    IDR        9,437,933
          FR26, 11.00%, 10/15/14 ....................................     3,500,000,000    IDR          364,583
          FR27, 9.50%, 6/15/15 ......................................    34,890,000,000    IDR        3,409,392
          FR30, 10.75%, 5/15/16 .....................................    87,035,000,000    IDR        8,936,632
          FR31, 11.00%, 11/15/20 ....................................   335,739,000,000    IDR       33,807,037
          FR34, 12.80%, 6/15/21 .....................................    59,666,000,000    IDR        6,629,555
          FR35, 12.90%, 6/15/22 .....................................    32,530,000,000    IDR        3,638,650
          FR36, 11.50%, 9/15/19 .....................................    23,000,000,000    IDR        2,424,354
          FR42, 10.25%, 7/15/27 .....................................    25,430,000,000    IDR        2,327,300
          FR43, 10.25%, 7/15/22 .....................................     8,450,000,000    IDR          798,055
          FR46, 9.50%, 7/15/23 ......................................    41,250,000,000    IDR        3,652,345


                               Annual Report | 13

Templeton Global Income Fund

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        ----------------------   --------------
       BONDS (CONTINUED)
       INDONESIA (CONTINUED)
       Government of Indonesia, (continued)
          FR47, 10.00%, 2/15/28 .....................................    52,895,000,000    IDR   $    4,722,767
          FR48, 9.00%, 9/15/18 ......................................    18,520,000,000    IDR        1,699,504
   (d)    senior bond, 144A, 8.50%, 10/12/35 ........................         2,952,000               3,365,280
   (d)    senior bond, 144A, 6.625%, 2/17/37 ........................         2,090,000               1,942,829
   (d)    senior bond, 144A, 7.75%, 1/17/38 .........................         7,050,000               7,287,938
   (g)    senior bond, Reg S, 8.50%, 10/12/35 .......................         5,510,000               6,281,400
   (g)    senior bond, Reg S, 7.75%, 1/17/38 ........................         3,310,000               3,421,713
                                                                                                 --------------
                                                                                                    113,757,149
                                                                                                 --------------
       MALAYSIA 0.6%
       Government of Malaysia,
          3.869%, 4/13/10 ...........................................         7,500,000    MYR        2,154,167
          3.702%, 2/25/13 ...........................................         3,370,000    MYR          976,397
          3.70%, 5/15/13 ............................................         1,290,000    MYR          373,029
          3.461%, 7/31/13 ...........................................        13,900,000    MYR        3,976,422
                                                                                                 --------------
                                                                                                      7,480,015
                                                                                                 --------------
       MEXICO 4.6%
       Government of Mexico,
          8.00%, 12/07/23 ...........................................         2,727,000(h) MXN       19,636,845
          10.00%, 12/05/24 ..........................................            15,000(h) MXN          127,150
          M 20, 7.50%, 6/03/27 ......................................         3,058,000(h) MXN       20,544,703
          senior bond, 5.95%, 3/19/19 ...............................        13,260,000              13,478,790
                                                                                                 --------------
                                                                                                     53,787,488
                                                                                                 --------------
       NEW ZEALAND 1.1%
       Government of New Zealand, 6.00%, 11/15/11 ...................        18,273,000    NZD       13,037,183
                                                                                                 --------------
       PERU 3.6%
       Government of Peru,
          9.91%, 5/05/15 ............................................         6,500,000    PEN        2,791,019
          7.84%, 8/12/20 ............................................        32,200,000    PEN       12,754,421
          Series 7, 8.60%, 8/12/17 ..................................        61,545,000    PEN       25,603,084
                                                                                                 --------------
                                                                                                     41,148,524
                                                                                                 --------------
       PHILIPPINES 0.1%
   (g) Government of the Philippines, Reg S, 9.125%, 2/22/10 ........           770,000    EUR        1,144,769
                                                                                                 --------------
       POLAND 9.2%
       Government of Poland,
          4.75%, 4/25/12 ............................................        27,930,000    PLN        9,649,289
          5.75%, 4/25/14 ............................................       147,355,000    PLN       51,819,296
          6.25%, 10/24/15 ...........................................        19,335,000    PLN        6,946,176
          5.75%, 9/23/22 ............................................        60,500,000    PLN       20,439,404
          senior note, 6.375%, 7/15/19 ..............................        17,000,000              18,238,586
                                                                                                 --------------
                                                                                                    107,092,751
                                                                                                 --------------


                               14 | Annual Report

Templeton Global Income Fund

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        ----------------------   --------------
       BONDS (CONTINUED)
       QATAR 1.0%
   (d) Government of Qatar, senior note, 144A, 6.55%, 4/09/19 .......        10,450,000          $   11,234,273
                                                                                                 --------------
       RUSSIA 4.7%
   (d) Government of Russia, 144A, 7.50%, 3/31/30 ...................        52,639,680              54,053,055
                                                                                                 --------------
       SOUTH AFRICA 2.7%
       Government of South Africa,
          5.25%, 5/16/13 ............................................         3,330,000    EUR        4,948,825
          4.50%, 4/05/16 ............................................         1,829,000    EUR        2,548,872
          6.875%, 5/27/19 ...........................................        18,620,000              20,085,394
          senior note, 6.50%, 6/02/14 ...............................           775,000                 843,882
          senior note, 5.875%, 5/30/22 ..............................         3,355,000               3,359,194
                                                                                                 --------------
                                                                                                     31,786,167
                                                                                                 --------------
       SOUTH KOREA 14.7%
       The Export-Import Bank of Korea,
          5.125%, 3/16/15 ...........................................           300,000                 300,201
          4.625%, 2/20/17 ...........................................           205,000    EUR          275,789
   (g) Reg S, 5.25%, 2/10/14 ........................................           295,000                 295,192
       senior note, 8.125%, 1/21/14 .................................           995,000               1,113,260
       Government of Korea, senior bond, 5.625%, 11/03/25 ...........           620,000                 588,108
       Korea Deposit Insurance Corp.,
          07-1, 5.57%, 9/14/12 ......................................     7,200,000,000    KRW        5,877,852
          08-1, 5.28%, 2/15/13 ......................................     1,232,000,000    KRW          995,996
       Korea Development Bank, senior note, 8.00%, 1/23/14 ..........         3,325,000               3,698,953
       Korea Treasury Bond,
          0400-1206, 4.00%, 6/10/12 .................................    17,175,280,000    KRW       13,625,235
          0475-1112, 4.75%, 12/10/11 ................................    69,639,880,000    KRW       56,227,525
          0475-1203, 4.75%, 3/10/12 .................................    15,946,000,000    KRW       12,851,157
          0525-1303, 5.25%, 3/10/13 .................................     1,866,530,000    KRW        1,519,335
          0525-1509, 5.25%, 9/10/15 .................................     4,000,000,000    KRW        3,225,462
          0525-2703, 5.25%, 3/10/27 .................................     2,348,930,000    KRW        1,807,695
          0550-1106, 5.50%, 6/10/11 .................................    19,068,600,000    KRW       15,595,682
          0550-1709, 5.50%, 9/10/17 .................................    25,608,210,000    KRW       20,594,622
          0575-1809, 5.75%, 9/10/18 .................................    17,343,000,000    KRW       14,198,728
          senior note, 7.125%, 4/16/19 ..............................        15,880,000              18,011,271
                                                                                                 --------------
                                                                                                    170,802,063
                                                                                                 --------------
       SRI LANKA 2.0%
       Government of Sri Lanka, A,
          8.50%, 1/15/13 ............................................       567,300,000    LKR        4,386,806
          13.50%, 2/01/13 ...........................................       550,800,000    LKR        4,904,288
          11.25%, 7/15/14 ...........................................       585,500,000    LKR        4,819,434
          11.00%, 8/01/15 ...........................................     1,103,400,000    LKR        8,893,194
                                                                                                 --------------
                                                                                                     23,003,722
                                                                                                 --------------


                               Annual Report | 15

Templeton Global Income Fund

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        ----------------------   --------------
       BONDS (CONTINUED)
   (i) SUPRANATIONAL 4.3%
       Corporacion Andina De Fomento, 8.125%, 6/04/19 ...............         8,640,000          $   10,026,288
       European Investment Bank, senior note, 4.50%, 5/15/13 ........       113,650,000    NOK       19,330,387
       Inter-American Development Bank,
          7.50%, 4/15/15 ............................................         8,000,000    NZD        5,890,063
          6.00%, 12/15/17 ...........................................         6,000,000    NZD        4,123,447
       senior note, 7.50%, 12/05/24 .................................       185,000,000    MXN       11,043,328
                                                                                                 --------------
                                                                                                     50,413,513
                                                                                                 --------------
       SWEDEN 4.7%
       Government of Sweden, 5.25%, 3/15/11 .........................       366,355,000    SEK       54,820,446
                                                                                                 --------------
       UNITED ARAB EMIRATES 1.0%
   (d) Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19 ...................        10,260,000              11,340,368
                                                                                                 --------------
       VENEZUELA 2.2%
       Government of Venezuela,
          10.75%, 9/19/13 ...........................................         6,155,000               5,908,800
   (g) senior bond, Reg S, 5.375%, 8/07/10 ..........................        19,905,000              19,307,850
                                                                                                 --------------
                                                                                                     25,216,650
                                                                                                 --------------
       TOTAL BONDS (COST $951,393,445) ..............................                             1,047,559,727
                                                                                                 --------------
       MUNICIPAL BONDS 5.4%
       UNITED STATES AND U.S. TERRITORIES 5.4%
       Alabama Public Housing Authorities Capital Program
          Revenue, Series B, FSA Insured, 4.45%, 1/01/24 ............            55,000                  54,709
       Alabama State University Revenue, General Tuition and Fee,
          Assured Guaranty,
          5.00%, 9/01/29 ............................................             5,000                   5,091
          5.75%, 9/01/39 ............................................             5,000                   5,264
       Bay Area Toll Authority Toll Bridge Revenue, San Francisco
          Bay Area, Refunding, Series F1,
          5.00%, 4/01/39 ............................................           605,000                 612,980
          5.50%, 4/01/43 ............................................           295,000                 309,579
       Bexar County Hospital District GO, Certificates of
          Obligation, 5.00%, 2/15/32 ................................           805,000                 800,677
       Bexar County Revenue, Venue Project, Refunding, Series A,
          BHAC Insured, 5.25%, 8/15/47 ..............................           730,000                 732,044
       California State GO,
          6.00%, 4/01/38 ............................................        20,130,000              21,331,761
          Refunding, 5.125%, 4/01/33 ................................           500,000                 491,580
          Refunding, 5.00%, 4/01/38 .................................           205,000                 194,547
       Chicago Board of Education GO, Refunding, Series C,
          Assured Guaranty, 5.25%, 12/01/26 .........................         1,810,000               1,954,239
       Chicago GO, Project and Refunding, Series A, FSA
          Insured, 5.00%, 1/01/25 ...................................           475,000                 490,034
       District of Columbia University Revenue, Georgetown
          University, Refunding, Series D, BHAC
          Insured, 5.50%, 4/01/36 ...................................         1,545,000               1,616,812
       Energy Northwest Electric Revenue, Columbia Generating
          Station, Refunding, Series A, 5.00%, 7/01/24 ..............         1,545,000               1,626,051
       Florida State Hurricane Catastrophe Fund Finance Corp. .......
          Revenue, Series A, 4.25%, 7/01/14 .........................         2,375,000               2,423,735


                               16 | Annual Report

Templeton Global Income Fund

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        ----------------------   --------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       Hamilton County Sales Tax Revenue, sub. bond, Refunding,
          Series A, FSA Insured, 5.00%, 12/01/32 ....................         1,825,000          $    1,843,633
       Illinois Municipal Electricity Agency Power Supply
          Revenue, Series A, BHAC Insured, 5.00%, 2/01/35 ...........         1,085,000               1,098,356
       Kentucky State Municipal Power Agency Power System
          Revenue, Prairie State Project, Series A, BHAC Insured,
          5.25%, 9/01/42 ............................................         2,395,000               2,454,659
       Las Vegas Valley Water District GO, Refunding, Series A,
          MBIA Insured, 5.00%, 6/01/26 ..............................           395,000                 403,868
       Lewisville ISD, GO, School Building, 5.00%, 8/15/26 ..........           545,000                 582,654
       Los Angeles USD, GO, Series I, 5.00%,
          7/01/26 ...................................................           180,000                 186,350
          7/01/27 ...................................................           195,000                 200,634
       Matanuska-Susitna Borough Lease Revenue, Goose Creek
          Correctional Center, Assured Guaranty,
          5.50%, 9/01/23 ............................................         1,605,000               1,800,328
          6.00%, 9/01/28 ............................................         2,005,000               2,243,234
       Metropolitan Atlanta Rapid Transit Authority Sales Tax
          Revenue, Refunding, Third Indenture Series A, FGIC
          Insured, 5.00%, 7/01/19 ...................................           150,000                 171,247
       Metropolitan Water District of Southern California
          Waterworks Revenue, Series A, 5.00%, 7/01/37 ..............           775,000                 787,997
       Minneapolis Health Care System Revenue, Fairview Health
          Services, Series B, Assured Guaranty, 6.50%, 11/15/38 .....         1,670,000               1,880,320
       MTA Revenue,
          Series B, Assured Guaranty, 5.25%, 11/15/20 ...............           430,000                 474,840
          Transportation, Series A, FSA Insured, 5.50%, 11/15/21                410,000                 466,338
       New Jersey State Transportation Trust Fund Authority
          Revenue, Transportation System, Series A, Assured
          Guaranty, 5.50%, 12/15/38 .................................         2,810,000               2,981,691
       New York City GO, Series L, Sub Series L-1, 5.00%, 4/01/26               100,000                 103,522
       North Carolina Eastern Municipal Power Agency Power
          System Revenue, Refunding, Series A, Assured
          Guaranty, 5.25%, 1/01/19 ..................................           250,000                 271,935
       Palomar Pomerado Health GO, Election of 2004, Series A,
          MBIA Insured, 5.125%, 8/01/37 .............................         2,080,000               2,006,618
       Philadelphia GO,
          Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24 .....            50,000                  50,387
          Series B, Assured Guaranty, 7.125%, 7/15/38 ...............           885,000                 964,659
       Placentia-Yorba Linda USD, GO, 2008 Election,
          Series A, 5.25%, 8/01/32 ..................................         2,400,000               2,459,952
       Poway USD, GO, Election of 2008, ID 07-1-A, zero cpn.,
          8/01/27 ...................................................           705,000                 232,509
          8/01/30 ...................................................           705,000                 184,294
          8/01/32 ...................................................           885,000                 198,143
          8/01/33 ...................................................           470,000                  96,768
       Puerto Rico Commonwealth GO, Public Improvement,
          Refunding, Series A, MBIA Insured, 5.50%, 7/01/21 .........           100,000                 100,337
       Regional Transportation District Sales Tax Revenue,
          Fastracks Project, Series A, AMBAC Insured,
          5.00%, 11/01/27 ...........................................           590,000                 621,134
       San Bernardino Community College District GO, Election
          of 2002, Series A,
          6.375%, 8/01/26 ...........................................           400,000                 459,288
          6.50%, 8/01/27 ............................................           580,000                 667,574
          6.50%, 8/01/28 ............................................           240,000                 275,666
          6.25%, 8/01/33 ............................................           600,000                 658,794


                               Annual Report | 17

Templeton Global Income Fund

                                                                          PRINCIPAL AMOUNT(a)         VALUE
                                                                        ----------------------   --------------
       MUNICIPAL BONDS (CONTINUED)
       UNITED STATES AND U.S. TERRITORIES (CONTINUED)
       San Mateo County Community College District GO, Election
          of 2001, Series C, MBIA Insured, zero cpn.,
          9/01/30 ...................................................         1,705,000          $      525,004
          3/01/31 ...................................................           465,000                 136,631
       Seattle Water System Revenue, BHAC Insured, 5.00%,
          9/01/34 ...................................................           935,000                 949,848
       Tarrant County Cultural Education Facilities Finance Corp.
          Revenue, Christus Health, Refunding, Series A,
          Assured Guaranty, 6.25%, 7/01/28 ..........................         1,400,000               1,544,452
                                                                                                 --------------
       TOTAL MUNICIPAL BONDS (COST $58,424,512) .....................                                62,732,767
                                                                                                 --------------
   (j) U.S. GOVERNMENT AND AGENCY SECURITIES 0.6%
       U.S. Treasury Note,
          4.125%, 5/15/15 ...........................................           520,000                 560,991
   (f) Index Linked, 3.00%, 7/15/12 .................................         6,458,891               6,793,946
   (f) Index Linked, 2.00%, 7/15/14 .................................           611,058                 624,425
                                                                                                 --------------
       TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
          (COST $7,979,362) .........................................                                 7,979,362
                                                                                                 --------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $1,017,797,319) .....................................                             1,118,271,856
                                                                                                 --------------
       SHORT TERM INVESTMENTS 2.2%
       FOREIGN GOVERNMENT AND AGENCY SECURITIES
          (COST $1,428,160) 0.1%
       EGYPT 0.1%
   (k) Egypt Treasury Bill, 9/22/09 .................................         7,900,000    EGP        1,418,617
                                                                                                 --------------
       TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS
          (COST $1,019,225,479) .....................................                             1,119,690,473
                                                                                                 --------------

                                                                                SHARES
                                                                        ----------------------
       MONEY MARKET FUNDS (COST $23,762,396) 2.1%
       UNITED STATES 2.1%
   (l) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ..        23,762,396              23,762,396
                                                                                                 --------------
       TOTAL INVESTMENTS (COST $1,042,987,875) 98.5% ................                             1,143,452,869
       OTHER ASSETS, LESS LIABILITIES 1.5% ..........................                                16,829,198
                                                                                                 --------------
       NET ASSETS 100.0% ............................................                            $1,160,282,067
                                                                                                 ==============


                               18 | Annual Report

Templeton Global Income Fund

(a)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(b)  The coupon rate shown represents the rate at period end.

(c) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $100,893,100, representing 8.69% of net assets.

(e)  Principal amount is stated in 1,000 Brazilian Real Units.

(f)  Redemption price at maturity is adjusted for inflation. See Note 1(e).

(g) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $30,450,924, representing 2.62% of net assets.

(h)  Principal amount is stated in 100 Mexican Peso Units.

(i) A supranational organization is an entity formed by two or more central governments through international treaties.

(j) Securities received as collateral, see Note 1(c) regarding interest rate swaps.

(k)  The security is traded on a discount basis with no stated coupon rate.

(l) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

At August 31, 2009, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  ------------
Japanese Yen ........      DBAB      Buy      223,340,000      1,472,617 EUR     9/04/09    $   288,320  $        --
Japanese Yen ........      DBAB      Sell     223,340,000      1,734,545 EUR     9/04/09         87,235           --
Chinese Yuan ........      JPHQ      Buy       13,341,000      1,389,688 EUR     9/18/09             --      (39,792)
Chinese Yuan ........      HSBC      Buy       49,903,800      5,211,520 EUR     9/23/09             --     (168,136)
Chinese Yuan ........      DBAB      Buy       33,223,000      3,474,391 EUR     9/23/09             --     (118,916)
Swedish Krona .......      UBSW      Buy       91,000,000      9,461,328 EUR     9/23/09             --     (778,956)
Chinese Yuan ........      JPHQ      Buy       37,088,000      3,821,732 EUR     9/24/09             --      (51,285)
Russian Ruble .......      BZWS      Buy      441,513,514     21,004,870 AUD     9/24/09             --   (3,896,192)
Indian Rupee ........      DBAB      Buy      225,000,000      7,364,975 NZD     9/25/09             --     (427,435)
Japanese Yen ........      UBSW      Buy      804,000,000      5,387,043 EUR     9/28/09        916,188           --
Japanese Yen ........      CITI      Buy      538,000,000      3,595,295 EUR     9/28/09        626,646           --
Japanese Yen ........      UBSW      Sell     804,000,000      6,273,164 EUR     9/28/09        354,369           --
Japanese Yen ........      CITI      Sell     538,000,000      4,153,542 EUR     9/28/09        173,792           --
Russian Ruble .......      BZWS      Buy      243,166,459     11,688,183 AUD     9/28/09             --   (2,250,543)
Vietnamese Dong .....      HSBC      Buy   42,313,777,933      3,436,066 AUD    10/07/09             --     (536,351)
Chinese Yuan ........      HSBC      Buy       13,969,953      3,018,377 AUD    10/13/09             --     (496,311)
Kazakhstan Tenge ....      CITI      Buy      779,666,250      6,032,234        10/13/09             --     (870,813)
Chinese Yuan ........      HSBC      Buy       32,663,916      3,466,035 EUR    10/15/09             --     (189,590)
Chinese Yuan ........      HSBC      Buy       32,823,215      3,510,373 EUR    10/16/09             --     (229,884)
Chinese Yuan ........      HSBC      Buy       23,662,387      5,024,598 AUD    10/19/09             --     (764,625)
Chinese Yuan ........      HSBC      Buy       43,995,179      4,724,375 EUR    10/19/09             --     (335,772)
Chinese Yuan ........      HSBC      Buy       27,185,000      3,927,049        10/21/09         51,117           --
Chilean Peso ........      CITI      Buy      219,208,545        332,134        10/26/09         65,067           --
Chilean Peso ........      CITI      Buy      142,244,757        207,584        10/28/09         50,192           --
Swiss Franc .........      CITI      Buy        3,571,898      2,453,058 EUR    10/28/09             --     (142,105)
Japanese Yen ........      DBAB      Sell   1,950,000,000     19,787,914        11/16/09             --   (1,174,835)
Japanese Yen ........      DBAB      Buy    1,950,000,000     20,828,883        11/16/09        133,867           --
Indonesian Rupiah ...      JPHQ      Buy    7,181,000,000        508,569        11/17/09        192,563           --


                               Annual Report | 19

Templeton Global Income Fund

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  ------------
Euro ................       DBAB     Sell       6,050,000    732,322,250 JPY    11/18/09    $        --  $  (801,929)
Euro ................       DBAB     Buy        6,050,000    778,483,750 JPY    11/18/09        305,681           --
Indonesian Rupiah ...       JPHQ     Buy   35,001,000,000      2,540,907        11/18/09        875,713           --
Japanese Yen ........       JPHQ     Sell     687,110,925      6,855,000        11/18/09             --     (531,616)
Japanese Yen ........       JPHQ     Buy      651,910,500      6,855,000        11/18/09        153,202           --
Euro ................       DBAB     Sell         257,757        326,269        11/19/09             --      (43,307)
Euro ................       UBSW     Sell       2,796,556      3,520,585        11/20/09             --     (489,154)
Russian Ruble .......       JPHQ     Buy       28,391,000        635,216 EUR    11/20/09             --      (35,122)
Indonesian Rupiah ...       HSBC     Buy   38,962,000,000      2,540,890        11/23/09      1,258,057           --
Euro ................       UBSW     Sell       1,870,413      2,330,628        11/24/09             --     (351,188)
Euro ................       DBAB     Sell         655,522        820,386        11/25/09             --     (119,507)
Euro ................       DBAB     Sell       1,274,797      1,663,610        11/30/09             --     (164,197)
New Zealand Dollar ..       UBSW     Sell      10,684,383      6,556,471        11/30/09             --     (725,033)
New Zealand Dollar ..       DBAB     Sell      10,620,020      6,535,029        11/30/09             --     (702,612)
New Zealand Dollar ..       CITI     Sell       6,044,416      3,715,134        11/30/09             --     (404,191)
Swedish Krona .......       BZWS     Buy      150,288,486     14,654,428 EUR    11/30/09        113,135           --
Mexican Peso ........       CITI     Sell      39,049,000      2,882,377        12/01/09             --       (7,588)
New Zealand Dollar ..       BZWS     Sell      17,712,736     10,946,471        12/02/09             --   (1,123,263)
New Zealand Dollar ..       DBAB     Sell       4,580,779      2,786,350        12/02/09             --     (335,064)
New Zealand Dollar ..       FBCO     Sell       1,511,663        934,918        12/02/09             --      (95,152)
Chinese Yuan ........       HSBC     Buy       31,071,000      3,373,564 EUR    12/04/09             --     (287,829)
Chinese Yuan ........       HSBC     Buy       24,661,000      3,373,598        12/04/09        237,061           --
Indonesian Rupiah ...       JPHQ     Buy   20,258,000,000      1,447,000        12/07/09        522,388           --
Euro ................       UBSW     Sell       1,325,806      1,676,415        12/08/09             --     (224,498)
Chinese Yuan ........       HSBC     Buy       32,777,418      4,636,127        12/14/09        163,495           --
Chinese Yuan ........       JPHQ     Buy       16,342,344      2,318,063        12/14/09         74,959           --
Chinese Yuan ........       JPHQ     Buy       32,791,186      4,651,232        12/15/09        150,468           --
Chinese Yuan ........       HSBC     Buy       32,904,211      4,651,232        12/15/09        167,019           --
Chinese Yuan ........       HSBC     Buy       32,996,252      4,688,633        12/16/09        143,159           --
Malaysian Ringgit ...       JPHQ     Buy       16,656,368      4,688,633        12/16/09         20,709           --
Chinese Yuan ........       HSBC     Buy       10,145,784      1,435,047        12/17/09         50,666           --
Malaysian Ringgit ...       JPHQ     Buy        5,137,469      1,435,047        12/17/09         17,446           --
Mexican Peso ........       DBAB     Sell     287,285,013     20,814,889        12/17/09             --     (400,501)
Chinese Yuan ........       HSBC     Buy       30,514,414      4,305,142        12/18/09        163,339           --
Chinese Yuan ........       HSBC     Buy        8,294,486      1,183,236        12/21/09         31,442           --
Malaysian Ringgit ...       JPHQ     Buy        6,147,742      1,722,057        12/21/09         15,826           --
Malaysian Ringgit ...       HSBC     Buy        3,153,623        887,427        12/21/09          4,059           --
Chinese Yuan ........       HSBC     Buy        9,755,745      1,401,688        12/22/09         27,002           --
Malaysian Ringgit ...       HSBC     Buy        5,021,942      1,435,579        12/22/09             --      (15,993)
Mexican Peso ........       DBAB     Sell     208,565,232     15,381,824        12/22/09             --       (9,825)
Mexican Peso ........       DBAB     Buy      208,565,232     14,731,784        12/22/09        659,866           --
Malaysian Ringgit ...       HSBC     Buy        3,991,727      1,148,038        12/23/09             --      (19,709)
Mexican Peso ........       DBAB     Buy       86,616,747      6,138,243        12/23/09        253,013           --
Mexican Peso ........       DBAB     Sell      86,616,747      6,393,276        12/23/09          2,021           --
Mexican Peso ........       HSBC     Sell     106,280,000      7,762,650        12/24/09             --      (78,449)
Mexican Peso ........       DBAB     Sell     138,880,454     10,214,051        12/24/09             --      (32,236)
Mexican Peso ........       DBAB     Buy      138,880,454      9,821,189        12/24/09        425,098           --
Malaysian Ringgit ...       HSBC     Buy        4,516,266      1,291,543        12/28/09             --      (15,164)


                               20 | Annual Report

Templeton Global Income Fund

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  -------------   ------------------  ----------  ------------  ------------
Euro ................      DBAB      Sell      12,240,000     16,976,880         1/11/10    $        --  $   (571,420)
Euro ................      UBSW      Sell       6,354,000      8,783,643         1/11/10             --      (325,990)
Euro ................      CITI      Sell       3,597,000      4,999,075         1/11/10             --      (157,889)
Euro ................      JPHQ      Sell       2,090,000      2,907,399         1/13/10             --       (88,990)
Euro ................      UBSW      Sell       2,459,575      3,456,170         1/13/10             --       (70,071)
Euro ................      CITI      Sell       2,459,575      3,457,818         1/13/10             --       (68,423)
Mexican Peso ........      DBAB      Sell      92,844,000      6,676,302         1/13/10             --      (154,983)
Euro ................      BZWS      Sell       3,027,169      4,253,172         1/14/10             --       (86,808)
Euro ................      UBSW      Sell       3,216,367      4,494,551         1/15/10             --      (116,669)
Euro ................      JPHQ      Sell       1,702,783      2,374,548         1/15/10             --       (66,687)
Euro ................      BZWS      Sell       2,459,575      3,464,311         1/19/10             --       (61,888)
Mexican Peso ........      DBAB      Sell      15,947,491      1,170,673         1/20/10             --        (1,603)
Mexican Peso ........      DBAB      Buy       15,947,491      1,074,991         1/20/10         97,285            --
Mexican Peso ........      HSBC      Sell     237,185,960     17,406,483         1/21/10             --       (26,340)
Mexican Peso ........      HSBC      Buy      237,185,960     16,124,865         1/21/10      1,307,959            --
Euro ................      UBSW      Sell       4,351,556      6,189,566         1/25/10             --       (49,022)
Mexican Peso ........      DBAB      Sell      14,600,000      1,079,187         1/27/10          6,978            --
Chilean Peso ........      DBAB      Buy    1,968,980,000      3,117,448         1/28/10        464,491            --
Malaysian Ringgit ...      JPHQ      Buy       48,000,000     13,111,172         1/28/10        439,984            --
Chilean Peso ........      JPHQ      Buy      596,880,000        950,446         1/29/10        135,425            --
Chilean Peso ........      DBAB      Buy    4,531,910,000      7,223,361         1/29/10      1,021,296            --
Euro ................      UBSW      Sell         338,000        474,299         1/29/10             --       (10,270)
Mexican Peso ........      CITI      Sell      39,424,000      2,892,019         1/29/10             --        (2,458)
New Zealand Dollar ..      UBSW      Sell       7,150,005      4,653,938         1/29/10             --      (198,852)
Singapore Dollar ....      HSBC      Sell      46,921,000     31,290,281         1/29/10             --    (1,240,545)
Singapore Dollar ....      BZWS      Sell      11,732,000      7,796,411         1/29/10             --      (337,509)
Singapore Dollar ....      UBSW      Sell      11,738,000      7,801,461         1/29/10             --      (336,619)
Swedish Krona .......      DBAB      Buy       89,650,000      8,549,902 EUR     1/29/10        345,087            --
Chilean Peso ........      DBAB      Buy      950,440,000      1,520,704         2/02/10        208,609            --
New Zealand Dollar ..      DBAB      Sell      10,258,681      5,186,174         2/02/10             --    (1,774,606)
Singapore Dollar ....      HSBC      Sell      11,752,000      7,820,746         2/02/10             --      (326,927)
Singapore Dollar ....      BZWS      Sell       4,702,000      3,128,410         2/02/10             --      (131,491)
Chilean Peso ........      DBAB      Buy    1,783,500,000      2,851,319         2/03/10        393,843            --
Chinese Yuan ........      DBAB      Buy      135,288,000     19,180,966         2/03/10        642,517            --
Mexican Peso ........      CITI      Buy      173,615,100     11,571,817         2/03/10      1,166,259            --
Mexican Peso ........      CITI      Sell     173,615,100     12,784,146         2/03/10         46,070            --
Singapore Dollar ....      HSBC      Sell      14,723,000      9,776,293         2/03/10             --      (431,142)
Mexican Peso ........      HSBC      Buy      146,040,000      9,643,423         2/04/10      1,070,033            --
Mexican Peso ........      UBSW      Buy      116,660,000      7,714,333         2/04/10        843,814            --
Mexican Peso ........      HSBC      Sell     146,040,000     10,715,229         2/04/10          1,773            --
Mexican Peso ........      UBSW      Sell     116,660,000      8,558,929         2/04/10            782            --
Singapore Dollar ....      HSBC      Sell      14,805,000      9,776,407         2/04/10             --      (487,843)
Singapore Dollar ....      HSBC      Sell      11,809,000      7,821,307         2/05/10             --      (365,799)
Euro ................      HSBC      Sell         675,000        972,446         2/08/10          4,761            --
Singapore Dollar ....      JPHQ      Sell       9,302,000      6,178,678         2/08/10             --      (270,273)
Singapore Dollar ....      JPHQ      Sell      11,787,000      7,827,733         2/09/10             --      (344,008)
Singapore Dollar ....      BZWS      Sell       4,670,600      3,131,205         2/11/10             --      (106,825)
Chilean Peso ........      DBAB      Buy      935,230,000      1,520,699         2/12/10        181,504            --


                               Annual Report | 21

Templeton Global Income Fund

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  ------------
Malaysian Ringgit ...      DBAB      Buy       24,260,103      6,683,224         2/12/10    $   162,242  $         --
New Zealand Dollar ..      HSBC      Sell       1,456,071        756,283         2/12/10             --      (231,023)
South Korean Won ....      HSBC      Buy    7,084,000,000      5,208,824         2/12/10        454,525            --
Chilean Peso ........      DBAB      Buy    2,301,970,000      3,801,767         2/16/10        388,582            --
Chilean Peso ........      DBAB      Buy    2,298,030,000      3,823,677         2/17/10        359,638            --
Malaysian Ringgit ...      HSBC      Buy        6,108,000      1,675,031         2/17/10         48,165            --
New Zealand Dollar ..      HSBC      Sell       1,943,304        972,041         2/22/10             --      (344,740)
Chilean Peso ........      CITI      Buy    3,938,380,000      6,500,233         2/26/10        671,304            --
Chilean Peso ........      DBAB      Buy    1,158,950,000      1,911,828         2/26/10        198,546            --
New Zealand Dollar ..      DBAB      Sell      26,988,728     13,534,847         2/26/10             --    (4,747,688)
Chilean Peso ........      DBAB      Buy    1,153,220,000      1,911,837         3/03/10        188,313            --
Chilean Peso ........      DBAB      Buy    1,873,290,000      3,058,932         3/04/10        352,608            --
Chilean Peso ........      DBAB      Buy    1,173,870,000      1,911,840         3/05/10        225,988            --
Chilean Peso ........      DBAB      Buy    1,107,150,000      1,799,571         3/08/10        216,850            --
Chilean Peso ........      DBAB      Buy    1,176,260,000      1,911,841         3/09/10        230,484            --
Mexican Peso ........      CITI      Buy      395,410,000     24,590,174         3/16/10      4,255,194            --
Mexican Peso ........      CITI      Sell     395,410,000     29,204,612         3/16/10        359,244            --
Singapore Dollar ....      JPHQ      Sell       7,659,000      4,977,255         3/17/10             --      (332,167)
Singapore Dollar ....      DBAB      Sell       7,651,000      4,977,328         3/17/10             --      (326,547)
Singapore Dollar ....      DBAB      Sell       9,714,000      6,316,405         3/18/10             --      (417,589)
Singapore Dollar ....      DBAB      Sell      14,546,000      9,475,193         3/19/10             --      (608,456)
Singapore Dollar ....      DBAB      Sell      19,370,000     12,633,089         3/22/10             --      (794,630)
Singapore Dollar ....      UBSW      Sell      17,593,000     11,583,106         3/23/10             --      (612,743)
Australian Dollar ...      BZWS      Sell       4,102,790      2,790,513         3/24/10             --      (609,016)
Singapore Dollar ....      JPHQ      Sell       4,766,000      3,158,592         3/31/10             --      (145,272)
Indian Rupee ........      DBAB      Buy      110,524,000      2,135,977         4/09/10         99,908            --
Indian Rupee ........      DBAB      Buy      237,003,000      4,577,115         4/12/10        216,468            --
Indian Rupee ........      JPHQ      Buy      159,192,000      3,051,409         4/13/10        168,168            --
Indian Rupee ........      JPHQ      Buy      156,262,000      3,051,396         4/15/10        108,504            --
Indian Rupee ........      DBAB      Buy       54,789,000      1,068,012         4/19/10         39,627            --
Indian Rupee ........      JPHQ      Buy       78,058,000      1,529,949         4/19/10         48,107            --
Malaysian Ringgit ...      JPHQ      Buy        5,072,841      1,401,221         4/19/10         27,796            --
Malaysian Ringgit ...      JPHQ      Buy       14,535,000      4,047,957         4/20/10         46,455            --
Indian Rupee ........      DBAB      Buy      110,998,000      2,141,934         4/26/10        101,012            --
Indian Rupee ........      JPHQ      Buy       15,835,000        305,990         4/27/10         13,968            --
Indian Rupee ........      JPHQ      Buy       78,563,000      1,529,951         4/28/10         57,367            --
Indian Rupee ........      DBAB      Buy      507,510,181      9,912,308         4/28/10        341,631            --
New Zealand Dollar ..      DBAB      Sell      16,563,648      9,065,285         4/28/10             --    (2,106,670)
Swedish Krona .......      BOFA      Buy       29,978,900      2,820,747 EUR     4/29/10        170,122            --
Indian Rupee ........      JPHQ      Buy       78,640,000      1,529,961         4/30/10         58,703            --
Chilean Peso ........      DBAB      Buy    2,278,980,000      3,974,919         5/18/10        180,678            --
Chilean Peso ........      CITI      Buy      103,407,000        185,317         5/26/10          3,265            --
Chilean Peso ........      DBAB      Buy      362,056,000        648,613         5/26/10         11,665            --
Chilean Peso ........      DBAB      Buy      466,410,000        825,504         5/28/10         25,112            --
Chilean Peso ........      CITI      Buy      466,580,000        825,513         5/28/10         25,413            --
Chilean Peso ........      CITI      Buy      186,070,000        330,204         6/01/10          9,143            --
Indian Rupee ........      DBAB      Buy      150,389,000      3,064,223         6/01/10             --       (32,414)
Indian Rupee ........      HSBC      Buy        4,458,000         91,918         6/02/10             --        (2,050)


                               22 | Annual Report

Templeton Global Income Fund

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)      DATE    APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  ------------
Indian Rupee ........      HSBC      Buy       22,062,000        459,625         6/03/10    $        --  $    (14,910)
Indian Rupee ........      HSBC      Buy      147,266,000      3,064,211         6/04/10             --       (95,865)
Poland Zloty ........      DBAB      Buy       13,705,000      3,012,684 EUR     6/04/10        375,624            --
Indian Rupee ........      DBAB      Buy       73,633,000      1,532,106         6/07/10             --       (48,184)
Poland Zloty ........      DBAB      Buy       12,965,000      2,824,434 EUR     6/07/10        391,061            --
Indian Rupee ........      DBAB      Buy       37,141,000        770,560         6/08/10             --       (22,102)
Indian Rupee ........      HSBC      Buy       29,570,000        612,850         6/08/10             --       (16,961)
Poland Zloty ........      CITI      Buy        5,203,000      1,129,672 EUR     6/08/10        162,264            --
Indian Rupee ........      DBAB      Buy       29,990,000        616,444         6/10/10             --       (12,160)
Indian Rupee ........      BZWS      Buy       44,847,000        924,680         6/11/10             --       (21,086)
Indian Rupee ........      HSBC      Buy       30,052,000        616,451         6/11/10             --       (10,952)
Indian Rupee ........      DBAB      Buy       75,068,000      1,541,121         6/16/10             --       (29,050)
Indian Rupee ........      DBAB      Buy       68,380,000      1,387,018         6/21/10             --       (10,050)
Swedish Krona .......      UBSW      Buy       50,589,000      4,548,225 EUR     6/28/10        589,787            --
Swedish Krona .......      UBSW      Buy       36,736,000      3,315,224 EUR     6/29/10        410,420            --
Swedish Krona .......      UBSW      Buy       45,098,000      4,100,526 EUR     7/15/10        459,751            --
Malaysian Ringgit ...      DBAB      Buy        9,759,000      1,943,056 EUR     7/16/10             --       (40,272)
Malaysian Ringgit ...      DBAB      Buy       61,396,000     17,063,924         7/16/10        202,891            --
Indian Rupee ........      CITI      Buy       16,598,000        331,960         7/19/10          1,746            --
Indian Rupee ........      JPHQ      Buy       16,598,000        331,960         7/20/10          1,727            --
Malaysian Ringgit ...      DBAB      Buy       11,019,000      2,189,655 EUR     7/20/10             --       (39,524)
Malaysian Ringgit ...      DBAB      Buy       96,842,000     27,120,533         7/20/10        113,301            --
Malaysian Ringgit ...      DBAB      Buy      117,760,000     33,256,142         7/23/10             --      (141,317)
Malaysian Ringgit ...      DBAB      Buy       14,167,000      2,815,158 EUR     7/23/10             --       (50,905)
Malaysian Ringgit ...      JPHQ      Buy      123,816,000     34,877,746         7/27/10             --       (62,112)
Malaysian Ringgit ...      JPHQ      Buy       14,167,000      2,806,402 EUR     7/27/10             --       (38,583)
Swedish Krona .......      DBAB      Buy       45,098,000      4,230,780 EUR     7/27/10        272,979            --
Malaysian Ringgit ...      HSBC      Buy        1,687,000        478,405         7/30/10             --        (4,062)
New Zealand Dollar ..      DBAB      Sell      17,733,735     11,411,658         7/30/10             --      (460,399)
New Zealand Dollar ..      DBAB      Sell      17,666,270     11,347,929         8/03/10             --      (474,956)
New Zealand Dollar ..      BZWS      Sell       6,915,607      4,439,820         8/03/10             --      (188,346)
New Zealand Dollar ..      DBAB      Sell       6,999,201      4,471,789         8/04/10             --      (211,923)
New Zealand Dollar ..      BZWS      Sell       3,484,510      2,237,056         8/04/10             --       (94,703)
New Zealand Dollar ..      CITI      Sell      17,544,053     11,456,705         8/05/10             --      (282,399)
New Zealand Dollar ..      DBAB      Sell       5,204,459      3,392,267         8/05/10             --       (90,149)
Malaysian Ringgit ...      HSBC      Buy        3,400,000        971,984         8/06/10             --       (16,092)
New Zealand Dollar ..      CITI      Sell       6,870,623      4,490,055         8/06/10             --      (106,837)
New Zealand Dollar ..      FBCO      Sell       3,428,957      2,233,108         8/06/10             --       (61,086)
New Zealand Dollar ..      FBCO      Sell      15,302,017     10,059,786         8/09/10             --      (175,655)
New Zealand Dollar ..      CITI      Sell       6,779,343      4,457,147         8/09/10             --       (77,521)
New Zealand Dollar ..      DBAB      Sell       6,809,934      4,479,575         8/09/10             --       (75,556)
New Zealand Dollar ..      FBCO      Sell       6,713,771      4,458,817         8/11/10             --       (31,230)
New Zealand Dollar ..      DBAB      Sell      15,333,885      9,990,809         8/12/10             --      (263,345)
New Zealand Dollar ..      DBAB      Sell       4,178,000      2,711,940         8/13/10             --       (81,757)
New Zealand Dollar ..      DBAB      Sell       4,407,000      2,909,061         8/16/10             --       (37,013)
Brazilian Real ......      DBAB      Buy        4,460,000    216,608,820 JPY     8/17/10             --      (118,201)
Israeli Shekel ......      CITI      Buy       12,073,000      3,185,993         8/17/10             --        (3,821)
Japanese Yen ........      UBSW      Sell     619,237,000      6,528,180         8/17/10             --      (156,037)


                               Annual Report | 23

Templeton Global Income Fund

                                                                               SETTLEMENT   UNREALIZED    UNREALIZED
CURRENCY               COUNTERPARTY  TYPE     QUANTITY     CONTRACT AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
--------               ------------  ----  --------------  ------------------  ----------  ------------  ------------
Brazilian Real ......      DBAB      Buy        3,295,000    158,654,250 JPY     8/18/10    $        --  $    (72,859)
Japanese Yen ........      JPHQ      Sell     307,706,000      3,264,093         8/18/10             --       (57,458)
Brazilian Real ......      DBAB      Buy        4,942,000    232,303,652 JPY     8/19/10             --       (48,795)
Israeli Shekel ......      CITI      Buy       12,079,000      3,182,248         8/19/10          1,486            --
Israeli Shekel ......      DBAB      Buy        1,209,000        318,493         8/19/10            170            --
Japanese Yen ........      HSBC      Sell     306,279,000      3,255,517         8/19/10             --       (50,716)
Indian Rupee ........      DBAB      Buy      115,936,000      2,321,506         8/20/10          5,210            --
Israeli Shekel ......      CITI      Buy        4,634,100      1,212,449         8/20/10          8,985            --
Japanese Yen ........      DBAB      Sell     307,444,000      3,255,512         8/20/10             --       (63,383)
Japanese Yen ........      BZWS      Sell     307,053,000      3,260,347         8/20/10             --       (54,327)
Norwegian Krone .....      UBSW      Buy       44,332,000      5,049,318 EUR     8/20/10         18,124            --
Indian Rupee ........      DBAB      Buy      100,473,000      2,011,967         8/23/10          4,082            --
Israeli Shekel ......      CITI      Buy        7,908,300      2,073,927         8/23/10         10,486            --
Japanese Yen ........      CITI      Sell     613,483,000      6,520,692         8/23/10             --      (102,447)
Japanese Yen ........      FBCO      Sell     608,984,000      6,520,695         8/23/10             --       (53,873)
Norwegian Krone .....      UBSW      Buy       44,332,000      5,054,557 EUR     8/23/10          9,545            --
Japanese Yen ........      JPHQ      Sell     612,179,000      6,520,693         8/24/10             --       (88,540)
Japanese Yen ........      BZWS      Sell     610,141,000      6,520,690         8/24/10             --       (66,540)
New Zealand Dollar ..      FBCO      Sell       6,159,450      4,061,418         8/24/10             --       (53,381)
Japanese Yen ........      DBAB      Sell     303,441,000      3,260,352         8/25/10             --       (15,755)
New Zealand Dollar ..      DBAB      Sell       6,130,000      4,097,905         8/27/10          3,819            --
Brazilian Real ......      DBAB      Buy        3,300,000    154,185,900 JPY     8/31/10             --       (26,859)
Indian Rupee ........      DBAB      Buy       71,050,000      1,423,848         9/01/10          1,090            --
Japanese Yen ........      JPHQ      Sell     304,127,000      3,260,349         9/01/10             --       (23,763)
Brazilian Real ......      DBAB      Buy        4,949,000    228,826,913 JPY     9/02/10             --       (52,864)
Japanese Yen ........      HSBC      Sell     300,940,000      3,260,349 EUR     9/02/10          5,037            --
                                                                                            -----------  ------------
   Unrealized appreciation (depreciation) ...............................................    30,067,030   (43,504,304)
                                                                                            -----------  ------------
      Net unrealized appreciation (depreciation) ........................................                $(13,437,274)
                                                                                                         ============

(a)  In U.S. dollars unless otherwise indicated.

At August 31, 2009, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

                        PAY/RECEIVE   FIXED                                                 EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY           FLOATING RATE   RATE        FLOATING RATE        NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------           -------------  -----  -------------------------  ------------------  ----------  ------------  ------------
JPHQ ................       Pay       7.16%  NZD Bank Bill Rate              5,740,000 NZD    7/31/13   $    290,202   $        --
JPHQ ................       Pay       7.12%  NZD Bank Bill Rate              5,750,000 NZD     8/1/13        283,913            --
JPHQ ................       Pay       7.06%  NZD Bank Bill Rate              5,750,000 NZD     8/4/13        274,295            --
JPHQ ................       Pay       7.04%  NZD Bank Bill Rate             11,500,000 NZD     8/5/13        541,988            --
JPHQ ................       Pay       7.05%  NZD Bank Bill Rate              2,875,000 NZD     8/6/13        136,374            --
JPHQ ................       Pay       7.05%  NZD Bank Bill Rate              2,875,000 NZD     8/7/13        136,248            --
JPHQ ................       Pay       7.00%  NZD Bank Bill Rate              3,045,600 NZD    8/14/13        138,869            --
JPHQ ................       Pay       5.23%  NZD Bank Bill Rate              7,000,000 NZD    12/5/13         19,616            --
MLCO ................       Pay       7.05%  Tasa Nominal Annual Rate    7,900,000,000 CLP    6/13/18      2,175,810            --
JPHQ ................       Pay       7.06%  Tasa Nominal Annual Rate    2,646,000,000 CLP    6/13/18        729,770            --
MLCO ................       Pay       7.09%  Tasa Nominal Annual Rate    8,650,000,000 CLP    6/16/18      2,408,424            --
JPHQ ................       Pay       7.15%  Tasa Nominal Annual Rate    2,700,000,000 CLP    6/18/18        773,493            --
JPHQ ................       Pay       7.85%  Tasa Nominal Annual Rate      702,800,000 CLP    7/11/18        263,331            --


                               24 | Annual Report

Templeton Global Income Fund

                        PAY/RECEIVE   FIXED                                                 EXPIRATION   UNREALIZED    UNREALIZED
COUNTERPARTY           FLOATING RATE   RATE        FLOATING RATE        NOTIONAL AMOUNT(a)     DATE     APPRECIATION  DEPRECIATION
------------           -------------  -----  -------------------------  ------------------  ----------  ------------  ------------
JPHQ ................       Pay        7.86% Tasa Nominal Annual Rate      705,600,000 CLP    7/17/18   $    263,305   $        --
MLCO ................       Pay        7.40% Tasa Nominal Annual Rate      580,000,000 CLP    7/30/18        178,712            --
MLCO ................       Pay        7.40% Tasa Nominal Annual Rate      580,000,000 CLP    8/06/18        167,030            --
MLCO ................       Pay        7.51% Tasa Nominal Annual Rate      580,000,000 CLP    8/07/18        176,208            --
MLCO ................       Pay        9.03% MXN Interbank Equilibrium
                                             Interest Rate                 723,000,000 MXN    8/17/18      2,869,070            --
JPHQ ................       Pay        8.67% MXN Interbank Equilibrium
                                             Interest Rate                  37,800,000 MXN   11/29/18         81,077            --
JPHQ ................       Pay        5.59% NZD Bank Bill Rate              8,500,000 NZD   12/05/18             --      (101,163)
CITI ................       Pay        7.70% MXN Interbank Equilibrium
                                             Interest Rate                  51,400,000 MXN    1/11/19             --      (143,948)
CITI ................       Pay        7.67% MXN Interbank Equilibrium
 ....................                        Interest Rate                  67,000,000 MXN    1/12/19             --      (198,506)
CITI ................       Pay        7.84% MXN Interbank Equilibrium
                                             Interest Rate                  44,700,000 MXN    1/15/19             --       (94,437)
CITI ................       Pay        7.87% MXN Interbank Equilibrium
 ....................                        Interest Rate                  58,100,000 MXN    1/16/19             --      (113,205)
CITI ................       Pay        8.00% MXN Interbank Equilibrium
                                             Interest Rate                  35,060,000 MXN    1/18/19             --       (45,564)
JPHQ ................       Pay        8.06% MXN Interbank Equilibrium
                                             Interest Rate                  55,780,000 MXN    1/22/19             --       (57,564)
CITI ................       Pay        8.07% MXN Interbank Equilibrium
                                             Interest Rate                 175,300,000 MXN    1/22/19             --      (172,021)
MLCO ................       Pay        9.10% MXN Interbank Equilibrium
                                             Interest Rate                 240,000,000 MXN    8/04/28        221,921            --
JPHQ ................       Pay        8.32% MXN Interbank Equilibrium
                                             Interest Rate                  83,670,000 MXN    1/09/29             --      (388,370)
                                                                                                        ------------  ------------
   Unrealized appreciation (depreciation) ............................................................    12,129,656    (1,314,778)
                                                                                                        ------------  ------------
      Net unrealized appreciation (depreciation) .....................................................  $ 10,814,878
                                                                                                        ============

(a)  In U.S. dollars unless otherwise indicated.

See Abbreviations on page 37.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..............................   $1,019,225,479
      Cost - Sweep Money Fund (Note 7) .........................       23,762,396
                                                                   --------------
      Total cost of investments ................................   $1,042,987,875
                                                                   ==============
      Value - Unaffiliated issuers .............................   $1,119,690,473
      Value - Sweep Money Fund (Note 7) ........................       23,762,396
                                                                   --------------
      Total value of investments ...............................    1,143,452,869
   Cash ........................................................        3,250,000
   Cash on deposit with brokers ................................        2,255,000
   Foreign currency, at value (cost $3,667,926) ................        3,675,248
   Receivables:
      Investment securities sold ...............................        2,452,472
      Capital shares issued for reinvestment of distributions ..          343,735
      Interest .................................................       21,439,894
   Unrealized appreciation on forward exchange contracts .......       30,067,030
   Unrealized appreciation on swap contracts ...................       12,129,656
                                                                   --------------
         Total assets ..........................................    1,219,065,904
                                                                   --------------
Liabilities:
   Payables:
      Investment securities purchased ..........................        1,517,713
      Affiliates ...............................................          617,690
   Due to brokers ..............................................       11,229,362
   Unrealized depreciation on forward exchange contracts .......       43,504,304
   Unrealized depreciation on swap contracts ...................        1,314,778
   Accrued expenses and other liabilities ......................          599,990
                                                                   --------------
         Total liabilities .....................................       58,783,837
                                                                   --------------
            Net assets, at value ...............................   $1,160,282,067
                                                                   --------------
Net assets consist of:
   Paid-in capital .............................................   $1,086,892,798
   Undistributed net investment income .........................       15,371,506
   Net unrealized appreciation (depreciation) ..................       98,528,764
   Accumulated net realized gain (loss) ........................      (40,511,001)
                                                                   --------------
            Net assets, at value ...............................   $1,160,282,067
                                                                   ==============
   Shares outstanding ..........................................      131,222,879
                                                                   ==============
   Net asset value per share ...................................   $         8.84
                                                                   ==============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Global Income Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends:
      Sweep Money Fund (Note 7) ............................................   $    388,088
   Interest (net of foreign taxes withheld of $2,103,820) ..................     68,606,520
                                                                               ------------
          Total investment income ..........................................     68,994,608
                                                                               ------------
Expenses:
   Management fees (Note 3a) ...............................................      5,424,295
   Administrative fees (Note 3b) ...........................................      1,376,993
   Transfer agent fees .....................................................        254,381
   Custodian fees (Note 4) .................................................        591,961
   Reports to shareholders .................................................        124,866
   Registration and filing fees ............................................        117,374
   Professional fees .......................................................         96,200
   Trustees' fees and expenses .............................................        114,208
   Other ...................................................................         43,887
                                                                               ------------
         Total expenses ....................................................      8,144,165
         Expense reductions (Note 4) .......................................         (8,716)
                                                                               ------------
            Net expenses ...................................................      8,135,449
                                                                               ------------
               Net investment income .......................................     60,859,159
                                                                               ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................................    (87,408,760)
      Foreign currency transactions ........................................    143,133,248
      Swap contracts .......................................................      2,660,145
                                                                               ------------
            Net realized gain (loss) .......................................     58,384,633
                                                                               ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................................     95,739,532
      Translation of other assets and liabilities
         denominated in foreign currencies .................................    (35,275,881)
                                                                               ------------
            Net change in unrealized appreciation (depreciation) ...........     60,463,651
                                                                               ------------
Net realized and unrealized gain (loss) ....................................    118,848,284
                                                                               ------------
Net increase (decrease) in net assets resulting from operations ............   $179,707,443
                                                                               ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 27

Templeton Global Income Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                             YEAR ENDED AUGUST 31,
                                                                        -------------------------------
                                                                             2009             2008
                                                                        --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .........................................   $   60,859,159   $   57,531,836
      Net realized gain (loss) from investments, foreign
         currency transactions, and swap contracts ..................       58,384,633       87,360,024
      Net change in unrealized appreciation (depreciation)
         on investments and translation of other assets
         and liabilities denominated in foreign currencies ..........       60,463,651      (22,245,123)
                                                                        --------------   --------------
         Net increase (decrease) in net assets resulting
            from operations .........................................      179,707,443      122,646,737
                                                                        --------------   --------------
   Distributions to shareholders from net investment
      income and net foreign currency gains .........................     (176,089,256)    (140,177,810)
   Capital share transactions: (Note 2) .............................          683,052        3,098,161
                                                                        --------------   --------------
         Net increase (decrease) in net assets ......................        4,301,239      (14,432,912)
Net assets:

   Beginning of year ................................................    1,155,980,828    1,170,413,740
                                                                        --------------   --------------
   End of year ......................................................   $1,160,282,067   $1,155,980,828
                                                                        --------------   --------------
Undistributed net investment income included in net assets:
   End of year ......................................................   $   15,371,506   $   52,183,826
                                                                        ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               28 | Annual Report

Templeton Global Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Corporate debt securities, government securities and municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.


                               Annual Report | 29

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund enters into forward exchange contracts in order to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contacts, cash or securities may be required to be deposited as collateral.

The Fund enters into interest rate swap contracts generally in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract,


                               30 | Annual Report

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

cash or securities may be required to be deposited as collateral. Any cash received may be invested according to the Fund's investment objectives.

See Note 10 regarding other derivative information.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                               Annual Report | 31

Templeton Global Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                              YEAR ENDED AUGUST 31,
                                   -----------------------------------------
                                          2009                  2008
                                   -----------------   ---------------------
                                   SHARES    AMOUNT     SHARES      AMOUNT
                                   ------   --------   --------   ----------
Shares issued in reinvestment of
    distributions ..............   78,530   $683,052    339,409   $3,098,161

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2009, the Fund had repurchased a total of 11,210,400 shares. During the years ended August 31, 2009 and August 31, 2008, there were no shares repurchased.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                            AFFILIATION
----------                                            -----------
Franklin Advisers, Inc. (Advisers)               Investment manager
Franklin Templeton Services, LLC (FT Services)   Administrative manager


                               32 | Annual Report

Templeton Global Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------                       ----------
       0.550%         Up to and including $200 million
       0.500%         Over $200 million, up to and including $1 billion
       0.480%         Over $1 billion, up to and including $5 billion
       0.460%         Over $5 billion, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $15 billion
       0.420%         Over $15 billion, up to and including $20 billion
       0.400%         In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------                        ----------
       0.150%         Up to and including $200 million
       0.135%         Over $200 million, up to and including $700 million
       0.100%         In excess of $700 million

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, capital loss carryforwards expire as follows:

Capital loss carryforwards expiring in:

2010 ...........   $17,156,631
2011 ...........     4,209,282
2017 ...........     1,836,347
                   -----------
                   $23,202,260
                   ===========

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses and realized currency losses of $220,393 and $13,565,968, respectively.


                               Annual Report | 33

Templeton Global Income Fund

5. INCOME TAXES (CONTINUED)

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008, was as follows:

                               2009           2008
                           ------------   ------------
Distributions paid from:
   Ordinary income .....   $176,089,256   $140,177,810

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $1,047,839,150
                                                            ==============
Unrealized appreciation .................................   $  115,434,171
Unrealized depreciation .................................      (19,820,452)
                                                            --------------
Net unrealized appreciation (depreciation) ..............   $   95,613,719
                                                            ==============
Distributable earnings - undistributed ordinary income ..   $   12,141,058
                                                            ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, swaps, bond discounts and premiums, tax straddles, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, swaps, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $772,939,444 and $575,245,343, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK

At August 31, 2009, the Fund had 17.55% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.


                               34 | Annual Report

Templeton Global Income Fund

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. OTHER DERIVATIVE INFORMATION

At August 31, 2009, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

DERIVATIVE CONTRACTS
NOT ACCOUNTED FOR AS                      ASSET DERIVATIVES                         LIABILITY DERIVATIVES
HEDGING INSTRUMENTS            ----------------------------------------   ----------------------------------------
UNDER FASB STATEMENT             STATEMENT OF ASSETS AND     FAIR VALUE   STATEMENT OF ASSETS AND       FAIR VALUE
NO. 133                           LIABILITIES LOCATION         AMOUNT       LIABILITIES LOCATION          AMOUNT
--------------------           --------------------------   -----------   --------------------------   -----------
Interest rate contracts ....   Unrealized appreciation on                 Unrealized depreciation on
                               swap contracts               $12,129,656   swap contracts               $ 1,314,778
Foreign exchange
   contracts ...............   Unrealized appreciation on                 Unrealized depreciation on
                               forward exchange contracts    30,067,030   forward exchange contracts    43,504,304

The effect of derivative contracts on the Fund's Statement of Operations was as follows:

                                                                                                                     AVERAGE
DERIVATIVE CONTRACTS                                                                                                 NOTIONAL
NOT ACCOUNTED FOR AS                                                                                                  AMOUNT
HEDGING INSTRUMENTS                                                                               UNREALIZED       OUTSTANDING
UNDER FASB STATEMENT                           STATEMENT OF                   REALIZED GAIN      APPRECIATION       DURING THE
NO. 133                                    OPERATIONS LOCATIONS                  (LOSS)(a)    (DEPRECIATION)(a)   PERIOD(a, b)
--------------------           --------------------------------------------   -------------   -----------------   -------------
Interest rate contracts ....   Net realized gain (loss) from swap contracts
                               / Net change in unrealized appreciation
                               (depreciation) on investments                   $ 5,535,873      $ (1,976,412)       213,170,415
Foreign exchange
   contracts ...............   Net realized gain (loss) from foreign
                               currency transactions / Net change in
                               unrealized appreciation (depreciation) on
                               investments                                      30,804,925       (72,386,932)     1,375,258,381

(a)  For the six months ended August 31, 2009.

(b) Represents the average notional amount outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted to U.S. dollars.

See Note 1(c) regarding derivative financial instruments.


                               Annual Report | 35

Templeton Global Income Fund

11. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                             LEVEL 1         LEVEL 2      LEVEL 3       TOTAL
                                           -----------   --------------   -------   --------------
ASSETS:
   Investments in Securities:
      Bonds ............................   $        --   $1,055,539,089     $--     $1,055,539,089
      Municipal Bonds ..................            --       62,732,767      --         62,732,767
      Short Term Investments ...........    23,762,396        1,418,617      --         25,181,013
                                           -----------   --------------     ---     --------------
         Total Investments in
            Securities .................   $23,762,396   $1,119,690,473     $--     $1,143,452,869
                                           ===========   ==============     ===     ==============
      Swaps ............................            --       12,129,656      --         12,129,656
      Forward Exchange Contracts .......            --       30,067,030      --         30,067,030
LIABILITIES:
      Swaps ............................            --        1,314,778      --          1,314,778
      Forward Exchange Contracts .......            --       43,504,304      --         43,504,304

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.


                               36 | Annual Report

Templeton Global Income Fund

ABBREVIATIONS

CURRENCY

AUD   -   Australian Dollar
BRL   -   Brazilian Real
CLP   -   Chilean Peso
EGP   -   Egyptian Pound
EUR   -   Euro
JPY   -   Japanese Yen
IDR   -   Indonesian Rupiah
KRW   -   South Korean Won
LKR   -   Sri Lankan Rupee
MXN   -   Mexican Peso
MYR   -   Malaysian Ringgit
NOK   -   Norwegian Krone
NZD   -   New Zealand Dollar
PEN   -   Peruvian Nuevo Sol
PLN   -   Polish Zloty
SEK   -   Swedish Krona

SELECTED PORTFOLIO

AMBAC   -   American Municipal Bond Assurance Corp.
BHAC    -   Berkshire Hathaway Assurance Corp.
FGIC    -   Financial Guaranty Insurance Co.
FRN     -   Floating Rate Note
FSA     -   Financial Security Assurance Inc.
GO      -   General Obligation
ID      -   Improvement District
ISD     -   Independent School District
MBIA    -   Municipal Bond Investors Assurance Corp. (effective
            February 18, 2009, MBIA spun-off and established National Public
            Financial Guarantee Corp. as a subsidiary under MBIA)
MTA     -   Metropolitan Transit Authority
USD     -   Unified/Union School District

COUNTERPARTY

BOFA    -   Bank of America Corp.
BZWS    -   Barclays Bank PLC
CITI    -   Citigroup Inc.
DBAB    -   Deutsche Bank AG
FBCO    -   Credit Suisse Group AG
HSBC    -   HSBC Bank USA, N.A.
JPHQ    -   JPMorgan Chase Bank & Co.
MLCO    -   Merrill Lynch & Co., Inc.
UBSW    -   UBS AG


                               Annual Report | 37

Templeton Global Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               38 | Annual Report

Templeton Global Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $370,161 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2009, more than 50% of the Templeton Global Income Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on August 18, 2009, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

RECORD DATE: 8/18/2009

           FOREIGN TAX      FOREIGN            FOREIGN
               PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
            PER SHARE      PER SHARE          PER SHARE
           -----------   -------------   -------------------
Total ..     $0.0160        $0.4779             $--

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               Annual Report | 39

Templeton Global Income Fund

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2009. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2009 individual income tax returns.


                               40 | Annual Report

Templeton Global Income Fund

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 20, 2009 (UNAUDITED)

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida, on February 20, 2009. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Ann Torre Bates, David W. Niemiec and Robert E. Wade.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four Trustees:

                                                           % OF                                 % OF
                                                           SHARES                              SHARES
                                               % OF       PRESENT                  % OF       PRESENT
                                            OUTSTANDING     AND                 OUTSTANDING     AND
TERM EXPIRING 2012                FOR          SHARES      VOTING    WITHHELD      SHARES      VOTING
-----------------             -----------   -----------   -------   ---------   -----------   -------
Harris J. Ashton ..........   112,481,335     85.77%       96.60%   3,962,882      3.02%       3.40%
Ann Torre Bates ...........   112,598,313     85.86%       96.70%   3,845,904      2.93%       3.30%
David W. Niemiec ..........   112,742,511     85.97%       96.82%   3,701,706      2.82%       3.18%
Robert E. Wade ............   112,656,702     85.90%       96.75%   3,787,515      2.89%       3.25%

* Frank J. Crothers, Edith E. Holiday, Charles B. Johnson, Gregory E. Johnson, Frank A. Olson, Larry D. Thompson and Constantine D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                               Annual Report | 41

Templeton Global Income Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account. BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, PA, 15252-8035, will provide additional Plan information upon request.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check or money order payable to The Bank of New York Mellon (the "Plan Administrator") and sent to BNY Mellon Shareowner Services, P.O. Box 382009, Pittsburgh, PA, 15252-8009, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to BNY Mellon Shareowner Services, P. O. Box 358035, Pittsburgh, PA, 15252-8035. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at current market value and send you a check for the net proceeds.


                               42 | Annual Report

Templeton Global Income Fund

DIRECT DEPOSIT SERVICE FOR REGISTERED SHAREHOLDERS

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House ("ACH") system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to http://vault.bnymellon.com/isd or dial 1-800-416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.


                               Annual Report | 43

Templeton Global Income Fund

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
1-800-416-5585
www.bnymellon.com

DIRECT REGISTRATION

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at BNY Mellon Shareowner Services through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact BNY Mellon Shareowner Services at 1-800-416-5585.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol "GIM." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with INVESTOR SERVICEDIRECT(R). For information go to BNY Mellon Shareowner Services' web site at https://vault.bnymellon.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


                               44 | Annual Report

Templeton Global Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
HARRIS J. ASHTON (1932)          Trustee           Since 1993           134                       Bar-S Foods (meat packing
500 East Broward Blvd.                                                                            company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee           Since 2008           31                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                            Allied Capital Corporation
Suite 2100                                                                                        (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee           Since 1999           23                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                            company), Victory Nickel Inc.
Suite 2100                                                                                        (mineral exploration) and ABACO
Fort Lauderdale, FL 33394-3091                                                                    Markets Limited (retail
                                                                                                  distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead              Trustee since        134                       Hess Corporation (exploration
500 East Broward Blvd.           Independent       1996 and Lead                                  and refining of oil and gas),
Suite 2100                       Trustee           Independent                                    H.J. Heinz Company (processed
Fort Lauderdale, FL 33394-3091                     Trustee since                                  foods and allied products), RTI
                                                   2007                                           International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (rail-road) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary
of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 45

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
DAVID W. NIEMIEC (1949)          Trustee           Since 2005           23                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                            living) and OSI Pharmaceuticals,
Suite 2100                                                                                        Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee           Since 2003           134                       Hess Corporation (exploration
500 East Broward Blvd.                                                                            and refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee           Since 2005           142                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee           Since 1999           23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee           Since 2006           38                        El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               46 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,          Trustee, Chairman    134                       None
One Franklin Parkway             Chairman of       of the Board
San Mateo, CA 94403-1906         the Board and     since 1995 and
                                 Vice President    Vice President
                                                   since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide,
Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee           Since 2007           90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources,
Inc. (1994-2001).

LAURA F. FERGERSON (1962)        Chief Executive   Since                Not Applicable            Not Applicable
One Franklin Parkway             Officer -         March 2009
San Mateo, CA 94403-1906         Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)           Vice President    Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 47

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)            Vice President    Since                Not Applicable            Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and
officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

CHRISTOPHER J. MOLUMPHY (1962)   President and     Since 2002           Not Applicable            Not Applicable
One Franklin Parkway             Chief Executive
San Mateo, CA 94403-1906         Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC;
and officer of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin
Templeton Investments.

MARK H. OTANI (1968)             Treasurer,        Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary and     Secretary since      Not Applicable            Not Applicable
500 East Broward Blvd.           Vice President    2004 and Vice
Suite 2100                                         President since
Fort Lauderdale, FL 33394-3091                     August 2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President
and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of
the South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               48 | Annual Report

                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                     LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                          POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------   ---------------   ------------------   -----------------------   --------------------------------
KAREN L. SKIDMORE (1952)         Vice President    Since                Not Applicable            Not Applicable
One Franklin Parkway                               August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager. Gregory E. Johnson is considered to be interested person of the Fund under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                               Annual Report | 49

TEMPLETON GLOBAL INCOME FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the


                               50 | Annual Report

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by the Fund as part of its cash management. The Board also took into account, among other things, the strong financial position of the Manager's parent company and its commitment to the fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for the Fund showed its investment performance for the one-year period ended February 28, 2009, as well as the previous 10 years ended that date in respect to a performance universe consisting of the Fund and all closed-end non-leveraged global income funds as selected by Lipper. Such report considered both the Fund's income return and total return on a net asset value basis without regard to market discounts or premiums to accurately reflect investment performance. The Lipper report showed that the Fund's income return for the one-year period was in the highest or best performing quintile of the Lipper performance universe, and on an annualized basis was also in the highest quintile of such universe for the previous three- and five-year periods, and in the middle quintile of such universe for the previous 10-year period. Consistent with the market sell-off that occurred in 2008, the Fund, along with most funds within its performance universe, experienced losses for the one-year period. On a comparative basis, however, the Lipper report showed the Fund's total return to be in the highest quintile of such performance universe for the one-year period, and, on an annualized basis, to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board noted such favorable comparative performance.


                               Annual Report | 51

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with an expense group consisting of the Fund and three other closed-end funds as selected by Lipper. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee rate in comparison with the contractual investment management fee rate that would have been charged by the other funds within the Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense rate of the Fund in comparison with those of the other funds. The Lipper contractual investment management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed both the Fund's contractual investment management fee rate and total actual expense rate to be the lowest in its Lipper expense group. The Board was satisfied with the Fund's comparative management fee and expenses.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the


                               52 | Annual Report

Templeton Global Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders. In this respect, the Board noted the Fund is charged a management advisory fee and administrative fee at the combined rate of 0.70% on its first $200 million of net assets; 0.635% on the next $500 million of net assets; 0.60% on the next $300 million of net assets; and 0.58% on the next $4 billion of net assets with decreasing breakpoints continuing through the $20 billion net asset level. The Fund's asset size was approximately $1 billion on December 31, 2008, and the Board believed such fee schedule provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                               Annual Report | 53

Templeton Global Income Fund

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each period on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file semiannually with the Exchange a certification that she is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and annual reports to shareholders) that are filed annually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2009. Additionally, the Fund expects to file, on or about October 30, 2009, such certifications with its Form N-CSR for the year ended August 31, 2009.


                               54 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   100 Fountain Parkway
                                           P.O. Box 33030
                                           St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON GLOBAL INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

BNY Mellon Shareowner Services
P.O. Box 358035
Pittsburgh, PA 15252-8035
Toll free number: (800)416-5585
Hearing Impaired phone number: (800) 231-5469
Foreign Shareholders phone number: (201) 680-6578 www.melloninvestor.com/isd

FUND INFORMATION

(800) 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TLGIM A2009 10/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $63,469 for the fiscal year ended August 31, 2009 and $80,313 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $898 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $283,179 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

             (i) pre-approval of all audit and audit related services;

            (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

            (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

             (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $6,000 for the fiscal year ended August 31, 2009 and $284,077 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are: Frank J. Crothers, David W. Niemiec, Ann Torre Bates and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund's shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 30, 2009, the portfolio manager of the Fund is as follows:

MICHAEL HASENSTAB PH.D, SENIOR VICE PRESIDENT OF FRANKLIN ADVISERS, INC.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2009.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

-------------------------------------------------------------------------------
NAME       NUMBER     ASSETS     NUMBER     ASSETS       NUMBER       ASSETS
           OF OTHER   OF OTHER   OF OTHER   OF OTHER     OF           OF
           REGISTERED REGISTERED POOLED     POOLED       OTHER        OTHER
           INVESTMENT INVESTMENT INVESTMENT INVESTMENT   ACCOUNTS     ACCOUNTS
           COMPANIES  COMPANIES  VEHICLES   VEHICLES     MANAGED/1    MANAGED
           MANAGED    MANAGED    MANAGED/1  MANAGED                  (X $1
                      (X $1                 (X $1                    MILLION)/1
                      MILLION)              MILLION)/1
-------------------------------------------------------------------------------
Michael
Hasenstab    13      21,934.5      24       18,227.4       12            987.9
-------------------------------------------------------------------------------
1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         |X| INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         |X| NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

         |X| RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):


                                        Dollar Range of Fund
                                         Shares Beneficially
          Portfolio Manager                     Owned
         ---------------------------------------------------------------------
         Michael Hasenstab                      None
         ---------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND


By /s/LAURA F. FERGERSON
 ------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009


By /s/MARK H. OTANI
 --------------------------
Mark H. Otani
Chief Financial Officer and
Chief Accounting Officer
Date:  October 28, 2009